UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2023

NABORS ENERGY TRANSITION CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41744	98-1729137
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 West Greens Road, Suite 1200 Houston, Texas	77067
(Address of principal executive offices)	(Zip Code)

(281) 874-0035

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one warrant	NETDU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	NETD	The Nasdaq Stock Market LLC
Warrants, exercisable for one Class A ordinary share at an exercise price of $11.50 per share	NETDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

On July 18, 2023, simultaneously with the closing of the initial public offering (the “IPO”) of Nabors Energy Transition Corp. II (the “Company”) and pursuant to the Private Placement Warrants Purchase Agreement, dated July 13, 2023, by and among the Company and the purchasers thereto (the “Purchasers”), the Company completed the private sale of 9,540,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant to the Purchasers, generating gross proceeds to the Company of $9,540,000. The Private Placement Warrants are identical to the warrants sold as part of the Units (as defined below) in the IPO, except that the Private Placement Warrants will not be redeemable by the Company and will be exercisable on a cashless basis. Pursuant to a Letter Agreement, dated July 13, 2023, among the Company and the other parties thereto, the parties agreed not to transfer, assign or sell any Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination.

On July 18, 2023, investors (the “Investors”) in Nabors Energy Transition Sponsor II LLC (the “Sponsor”) loaned the Company an aggregate of $3,050,000 (the “Overfunding Loan”), and in exchange, the Company issued unsecured promissory notes to each Investor for an aggregate principal amount of $3,050,000 (collectively, the “Overfunding Notes”). The Overfunding Loan will be paid upon the closing of the Company’s initial business combination or converted into warrants of the Company at a price of $1.00 per warrant (or any combination thereof), at the Investors’ discretion, which warrants will be identical to the Private Placement Warrants. The Overfunding Loan was extended to ensure that the amount in the trust account is $10.10 per public share. If the Company does not complete an initial business combination, the Overfunding Loan will only be paid from any funds available outside of the trust account. The foregoing description is qualified in its entirety by reference to the full text of the Overfunding Notes, the form of which is filed as Exhibit 10.7 to this Current Report on Form 8-K and incorporated in this Item 3.02 by reference.

The issuance of the Private Placement Warrants and the Overfunding Notes were made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 13, 2023, Colleen Calhoun and Stephen M. Trauber were appointed as members of the Board of Directors of the Company (the “Board”). The Board has determined that Ms. Calhoun and Mr. Trauber are “independent directors” as defined in the Nasdaq listing standards and applicable U.S. Securities and Exchange Commission (the “Commission”) rules and will serve on the audit committee, with Mr. Trauber serving as chairperson of the audit committee. On July 13, 2023, the Sponsor forfeited 100,000 Class F ordinary shares of the Company, par value $0.0001 per share (“Founder Shares”), and the Company issued an aggregate of 100,000 Founder Shares to Ms. Calhoun and Mr. Trauber.

On July 13, 2023, the Company entered into indemnification agreements with Anthony G. Petrello, William J. Restrepo, Guillermo Sierra, Colleen Calhoun and Stephen M. Trauber that require the Company to indemnify these individuals to the fullest extent permitted under applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing description is qualified in its entirety by reference to the full text of the indemnification agreements, the form of which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company’s Amended and Restated Memorandum and Articles of Association (as so amended, the “Memorandum and Articles of Association”) was approved on July 13, 2023. A description of the Memorandum and Articles of Association is contained in the section of the prospectus for the IPO, dated July 13, 2023 and filed pursuant to Rule 424(b) under the Securities Act (the “Prospectus”), entitled “Description of Securities” and is incorporated herein by reference. The description is qualified in its entirety by reference to the full text of the Memorandum and Articles of Association, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 7.01	Regulation FD Disclosure.

On July 13, 2023, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On July 18, 2023, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached press releases included as Exhibits 99.1 and 99.2 to this report is deemed to be “furnished” solely pursuant to Item 7.01 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or the exhibits be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 8.01	Other Events.

On July 13, 2023, the Company’s registration statement on Form S-1, as amended (File No. 333-272810) (the “Registration Statement”), was declared effective by the Commission, and the Company subsequently filed the Prospectus on July 17, 2023. On July 18, 2023, the Company completed its IPO of 30,500,000 units (the “Units”), including 500,000 Units that were issued pursuant to the underwriters’ partial exercise of their over-allotment option. The Units were issued pursuant to an underwriting agreement, dated July 13, 2023, among the Company, on the one hand, and Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, on the other hand. Each Unit had an offering price of $10.00 and consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one warrant of the Company (each such whole warrant, a “Warrant”). Each Warrant entitles the holder thereof to purchase one Class A Ordinary Share at a price of $11.50 per share.

Of the net proceeds of the IPO, the sale of the Private Placement Warrants and the Overfunding Loan, $308,050,000, including $10,675,000 of deferred underwriting discounts and commissions, has been deposited into a U.S. based trust account with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the proceeds from the IPO, the sale of the Private Placement Warrants and the Overfunding Loan held in the trust account will not be released from the trust account until the earliest to occur of (a) the completion of the Company’s initial business combination (including the release of funds to pay any amounts due to any public shareholders who properly exercise their redemption rights in connection therewith), (b) the redemption of any public shares properly submitted in connection with a shareholder vote to approve an amendment to the Memorandum and Articles of Association (i) in a manner that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete an initial business combination within 24 months, or such earlier liquidation date as the Board may approve, from the closing of the IPO or (ii) with respect to any other material provision relating to the rights of the Company’s public shareholders or pre-initial business combination activity and (c) the redemption of the Company’s public shares if the Company is unable to complete its business combination within 24 months, or such earlier liquidation date as the Board may approve, from the closing of the IPO, subject to applicable law.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•	An Underwriting Agreement, dated July 13, 2023, among the Company and Citigroup Global Markets Inc. and Wells Fargo Securities, LLC.

•	A Private Warrant Agreement, dated July 13, 2023, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Public Warrant Agreement, dated July 13, 2023, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Letter Agreement, dated July 13, 2023, among the Company, its officers and directors, the Sponsor, Nabors Lux 2 S.a.r.l. and the other parties thereto.

•	An Investment Management Trust Agreement, dated July 13, 2023, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration Rights Agreement, dated July 13, 2023, among the Company, the Sponsor and certain other security holders named therein.

•	An Administrative Support Agreement, dated July 13, 2023, between the Company and Nabors Corporate Services, Inc.

•	A Private Placement Warrants Purchase Agreement, dated July 13, 2023, between the Company and the purchasers party thereto.

Each of the foregoing agreements is attached as Exhibits 1.1, 4.1, 4.2, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and is incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit Number	Description of Exhibits
1.1	Underwriting Agreement, dated July 13, 2023, among the Company and Citigroup Global Markets Inc. and Wells Fargo Securities, LLC.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Private Warrant Agreement, dated July 13, 2023, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
4.2	Public Warrant Agreement, dated July 13, 2023, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated July 13, 2023, among the Company, its officers and directors, the Sponsor, Nabors Lux 2 S.a.r.l. and the other parties thereto.
10.2	Investment Management Trust Agreement, dated July 13, 2023, between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated July 13, 2023, among the Company, the Sponsor and certain other security holders named therein.
10.4	Administrative Support Agreement, dated July 13, 2023, between the Company and Nabors Corporate Services, Inc.
10.5	Private Placement Warrants Purchase Agreement, dated July 13, 2023, between the Company and the purchasers named therein.
10.6	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.7 to the Company's Registration Statement on Form S-1 (File No. 333-272810), filed June 21, 2023).
10.7	Form of Promissory Note (incorporated by reference to Exhibit 10.9 to the Company's Registration Statement on Form S-1 (File No. 333-272810), filed June 21, 2023).
99.1	Press Release, dated July 13, 2023.
99.2	Press Release, dated July 18, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2023	NABORS ENERGY TRANSITION CORP. II

	By:	/s/ Anthony G. Petrello
	Name:	Anthony G. Petrello
	Title:	President, Chief Executive Officer and Secretary